UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101) SCHEDULE 14A INFORMATION
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Polaris Acquisition Corp.
(Name of Registrant as Specified in its Charter)

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HUGHES TELEMATICS

Polaris Acquisition Corp

Roadshow Presentation



- This slide show presentation will be filed with the Securities and Exchange Commission (the "SEC") on January 6, 2009 by Polaris Acquisition Corp. ("Polaris"). Polaris is holding presentations for certain of its stockholders, as well as other persons who might be interested in investing in Polaris' securities, regarding its transaction with Hughes Telematics, Inc. and its affiliated subsidiaries (collectively referred to as "Hughes Telematics" or the "Company")
- The slide show presentation is being distributed to attendees of these presentations. Stockholders of Polaris and other interested persons are advised to read Polaris' preliminary proxy statement filed with the SEC on December 10, 2008, and the amendments thereto, and its definitive proxy statement, when available, in connection with Polaris's solicitation of proxies for the special meeting, because these proxy statements will contain important information. Such persons can also read Polaris's Form S-1 and Polaris's final prospectus, filed January 15, 2008, for a description of the security holdings of the Polaris officers and directors and their respective interests in the successful consummation of this business combination. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Polaris Acquisition Corp., 2200 Fletcher Avenue, 4th Floor, Fort Lee, NJ 07024. The proxy statement and definitive proxy statement, once available, and the final prospectus can also be obtained, without charge, at the SEC's Internet site (http://www.sec.gov).

Forward Looking Statements and Projections

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and projections about Polaris, the Company and their combined business after completion of the proposed acquisition. Any such statements and projections reflect various estimates and assumptions by Polaris and the Company concerning anticipated results. Forward-looking statements are statements that are not historical facts. No representations or warranties are made by Polaris or the Company or any of their affiliates as to the accuracy of any such statements or projections. Such projections and forward-looking statements, based upon the current beliefs and expectations of Polaris's and the Company's respective management, are subject to future events, risks and uncertainties, some of which are not within the control of Polaris or the Company, which could cause actual results to differ from the projections or forward-looking statements and such differences may be material. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions; the Company's relationships with its financial lenders and its ability to adhere to the terms of its existing credit facility; changing interpretations of generally accepted accounting principles; requirements or changes adversely affecting the businesses in which the Company is engaged; competition in the telematics industry; changes in technology; general economic conditions; and geopolitical events and regulatory changes; as well as other relevant risks detailed in Polaris's filings with the SEC. Neither Polaris nor the Company assumes any obligation to update the information contained in this presentation. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements.

Investment Highlights

Hughes Telematics has pioneered a state-of-the-art, fully integrated telematics solution; projecting $2 billion in revenue by 2016

Long-term, exclusive OEM contracts with Mercedes and Chrysler beginning in 2009	**EBITDA positive commercial fleet management platform, Networkfleet, is rapidly penetrating largely untapped market**

- ✓ Opportunity to invest at the inflection point of a significant, highly visible, multi-year growth story
- ✓ Subscription-based revenue model with low customer acquisition costs and low capex requirements
- ✓ Pending merger with Polaris Acquisition Corp provides up to $140 million of cash and marketing expertise to optimize the monetization of the customer base
- ✓ Strong management team with successful public company track record

Revenue

(000,000)



2,000
2000
1000
195
0
2010
2016

- **Additional potential revenue streams in various stages of development:**
  - **New OEM relationships**
  - **Third-party usage-based data services**
  - **Aftermarket opportunities**
  - **Advertising**
  - **Virtual accessories (hands-free, Wi-Fi, etc)**
  - **International expansion**

HUGHES TELEMATICS

Real-Time Connectivity for the Automobile



A state-of-the-art, fully integrated solution for OEMs centered around safety and security – seamlessly integrating a wide range of differentiating and value-added services that can be offered to drivers, OEMs and other third parties, either on a subscription or transaction basis

HUGHES TELEMATICS

Building a $2 Billion Revenue Company

Significant expected revenue growth, underpinned by exclusive, long-term contracts and rapidly growing commercial fleet business



2,500
2,000
1,500
1,000
500
0
$ millions
CAGR = 68%
31
61
195
415
702
1,027
1,377
1,694
1,981
2008
2009
2010
2011
2012
2013
2014
2015
2016

HUGHES TELEMATICS

Hughes Telematics' Solution

DriveConnected™

A complete turnkey end-to-end automotive telematics open architecture has been developed

- Allows flexibility for the OEM to integrate with our solution
- Includes hardware, network services, content and applications management

A breadth of service offerings



A robust technical solution

- Two-way broadband wireless
- GPS functionality
- Satellite downlink pipe for multiple customer applications
- Bluetooth for hands free and multimedia connections
- Conversational voice recognition
- Full vehicle integration
- CAN interconnect
- Supports WI-FI in vehicle
- Enhances OEM Safety and Security offerings providing a platform for other valuable connected services
- Business model supports standardization in all vehicles

One Platform, Multiple Revenue Opportunities

Consumer Services

Services to OEMs and Dealers



Data Services

Commercial Fleet Telematics

HUGHES TELEMATICS

DriveConnected™: A Powerful Offering

Predictive Navigation

- Real-time traffic services and map downloads
- Embedded multi-function displays and two-way connected content:
  - Off-board navigation
  - On-board navigation
  - Traffic-embedded routing
  - Dynamic maps/ Points of Interest

Convenience

- Comprehensive service offering for diverse customer needs such as concierge services
- Family locate and teen tracking services
- Bluetooth connectivity:
  - Hands-free audible e-mail
  - Hands-free calling
  - Personal calling
  - Travel assistance

Safety & Security

- Anchor service offering
- Provides "peace of mind":
  - Automatic crash notification
  - Emergency calling
  - Stolen vehicle and roadside assistance
  - Alarm notification
  - Emergency management
  - Emergency messaging

Infotainment

- Customized and location-specific information and entertainment:
  - Customized news, weather, stocks, sports
  - Local information: gas, movie times
  - Social networking
  - M-commerce

Comprehensive Diagnostics

- Improves performance and reliability through remote diagnostics
- Enhances Customer Relationship management (CRM) by increasing communications with customers
- Connects dealers and OEMs with the vehicle
- Advanced system architecture designed with capability to support additional applications:
  - Proactive maintenance
  - Automated emissions testing

Current OEM Agreement Overview

Mercedes-Benz	**Hughes is exclusive provider of telematics services to most new Mercedes-Benz vehicles purchased or leased in the U.S. market, beginning in November 2009**	Safety and security offered free for first year of ownership; Paid subscription offered thereafter	Will start to transition current paying subscribers from previous provider to Hughes Telematics' platform, beginning in November 2009	Hughes Telematics also has the ability to market to existing Mercedes owners that do not currently subscribe
CHRYSLER DODGE Jeep	**Hughes is exclusive provider of telematics services to Chrysler, beginning in mid-2009 (2010 model year)**	Safety and security offered free for first year of ownership; Paid subscription offered thereafter	Installation in one model line in 2010 model year	Ramps to almost all Chrysler, Dodge and Jeep branded vehicles by mid-2012 (2013 model year)

Networkfleet Overview

Business Description

- Operating commercial fleet management solution
- Allows fleet managers to cost effectively monitor driver performance and usage
- Compelling value proposition for customers – payback as soon as 6 months
- 20+ million vehicle addressable market, currently only 8-10% penetrated
- Customers include 3 of the top 4 fleet leasing companies, including GE Leasing

Revenue Summary ($MM)



$230
210
60
50
40
30
20
10
0
$7
$20
$26
$31
$51
$220
2009-2016E CAGR: 22%
2006(a)
2007
LTM
2008E
2009E
2016E

(a) Represents period from August 1, 2006 acquisition to December 31, 2006

HUGHES TELEMATICS

Business Strategy

Expand existing automaker relationships and develop additional relationships

Provide flexibility to automakers: offer to manage all the components of a Telematics solution



Develop relationships with industry leaders: offer innovative content and services

Execute on fleet management services strategy

HUGHES TELEMATICS

Progress on Key Revenue Growth Initiatives

Potential new incremental revenue streams to existing plan

- Continue to advance discussions with new automakers; expect reaching agreement(s) in 2009
- Expanded automaker relationships to enable additional functions such as hands-free Bluetooth and WI-FI broadband connectivity resulting in substantial incremental revenue
- New enterprise service applications
- Contracted with a leading automotive insurance company to develop a usage-based insurance program
- Location-based advertising, sponsored search, affinity programs, etc.
- Selective deployment of an aftermarket product to support the existing 250+ million vehicles in the United States
- Leverage system architecture to integrate additional Hughes Telematics and other 3rd party applications
  - "Virtual Accessories" – the ability to remotely enable features and content resulting in a game changing impact on automaker product planning and time to market.
  - New Infotainment services that support open internet browsing and virtual mobile application stores like iPhone model, allowing downloading of personalized current content and applications.
- Continued development with key strategic partners/suppliers
- Significant International expansion

HUGHES TELEMATICS

Polaris Acquisition Corp

Financial Overview



Cumulative Installed Base Forecast (000s)



18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2009
2010
2011
2012
2013
2014
2015
2016

Expected installations in over **16 million vehicles** over next 8 years

Annual U.S. Installs Forecast (000s)



Addressable Market
Contracted
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
50
660
1,700
2,300
2,560
2,560
2,560
2,570
2009
2010
2011
2012
2013
2014
2015
2016

Estimated industry-wide **addressable installs exceeds 75 million over next 7 years** (excluding GM)

HUGHES TELEMATICS

Management's Estimated Revenue Forecast



$ millions
2,500
2,000
1,500
1,000
500
0
Estimated
Cash Flow
Positive Point
Estimated
EBITDA
Positive Point
31
61
195
415
702
1,027
1,377
1,694
1,981
2008
2009
2010
2011
2012
2013
2014
2015
2016

HUGHES TELEMATICS

Revenue Forecast Assumptions

- Safety and Security Services are free for the first year of vehicle ownership
- Annual subscription charged thereafter consistent with today's fees charged by GM's OnStar and Mercedes Tele-Aid



- Take rate assumptions for Safety and Security Services between 40% and 60% after first free year
- Additional revenue generated from consumer services, data, OEM, Dealer and Fleet service offerings
- Year 2016 metrics:
  - Total consumer vehicle installed base exceeds almost 15 million
  - Plus 0.8 million commercial fleet vehicles in service (~4% market penetration) at ARPU of $23/month
  - Safety and Security/Diagnostics consumer subscribers in excess of 3.5 million

HUGHES TELEMATICS

Publicly Available Benchmarks for Mercedes

Car Production Estimates for the US market[(a)]:	**2009**	**2010**	**2011**	**2012**
	247.9	252.9	258.7	264.1
TeleAid Subscribers[(b)]:	430,000 subscribers as of May 2007			
Churn[(c)]:	20%			
Take-Rate	Management Guidance:	High-end of 40-60% range		
	Mercedes Disclosure[(b)]:	Over 75%		
ARPU[(d)]:	Existing Mercedes TeleAid service is $240/yr for basic service $450/yr for premium service			
Gross Profit[(c)]:	60% average margins for consumer services; 0% margin for installation			
Service Initiation	November 2009 - for all new cars sold Opportunity to service existing non-subscribed TeleAid enabled vehicles			
Contract Term	Through June 2016			

(a) Production estimates from Morgan Stanley equity research as of April 1, 2008 (in thousands).
(b) Mercedes Benz at the Telematics Detroit Conference in May 2007.
(c) Management projection.
(d) Current subscription costs for TeleAid service.

HUGHES TELEMATICS

Publicly Available Benchmarks for Chrysler

Total Chrysler Vehicle Production Estimates for the US market [(a)]:	**2009** 1,190	**2010** 1,330	**2011** 1,490	**2012** 1,490
Churn[(b)]:	20%			
Take-Rate	Management Guidance: 40-60% range depending on selling price			
ARPU[(c)]:	GM OnStar Safe & Sound Plan: $18.95/month, $199/yr Skyway (Ford Aftermarket), DriveSafe $1195 install / 1yr service			
Gross Profit[(b)]:	60% average margins for consumer services; 0% margin for installation			
Service Initiation	Mid 2009 – Initial service provided to one model line Expanding to almost all models by 2012			
Contract Term	Through June 2015			

(a) Production estimates from Chrysler presentation to Congress on 12/2/08 (in thousands).
(b) Management Guidance.
(c) Current subscription costs

HUGHES TELEMATICS

2016 Revenue Breakdown

2016 Estimated Revenue - $2 Billion



Infotainment
8%
OEM/Dealer
3%
Convenience
10%
Safety and
Security
36%
Navigation
9%
Hardware
15%
Fleet Services
19%

HUGHES
TELEMATICS

Cost Assumptions



- Operating Costs: All major costs are variable
  - Communications (terrestrial and satellite)
  - Call Center operation
  - Data Center operation
  - Revenue share with OEM
- Service Gross Margins vary by service type
  - Consumer services projected avg. margin ~60%
  - Fleet services average margin ~63%
- Hardware Gross Margin
  - 0% for consumer; subsidization, if any, is considered part of customer acquisition cost (CAC)
  - 35% for commercial fleet installations

HUGHES TELEMATICS

Overhead Cost Assumptions

COST (percentage of sales)	2010	2016	Note
G&A cost	25%	8%-10%	Include general corporate management expense, much of which is fixed and will not grow proportionally as the company scales its business
R&D costs	15%	2%	Expected to remain generally consistent between $25-30 million per year
Sales and Marketing	15%	7.5%	Efforts will focus on working with the OEM marketing activities and establishing an appropriate brand position for Hughes Telematics within the automotive community. It is anticipated that Hughes Telematics will be established as an "ingredient" brand, providing a broad range of services to numerous stakeholders associated with the vehicle

- **CAC (Customer Acquisition Costs)**
  - Every vehicle enabled to receive Hughes Telematics services will be a potential source of revenue (subscriptions, transactions, B2B, OEM) so CAC will be measured on a per install basis.
  - Included will be equipment subsidies (if any), direct consumer sales efforts and commissions/incentives.
  - CAC targets will vary between $50 and $100 per installed vehicle

HUGHES TELEMATICS

Hughes Telematics Merger with Polaris

Hughes Telematics to go public by merging with Polaris Acquisition Corp. (AMEX:TKP)

- Implied Equity Value of ~$386 million[(a)]; Enterprise Value of $287 million (1.5x 2010E Revenue)
- Closing expected in February

Validation from existing Hughes Telematics investor base:

Hughes Telematics Management:



2-year lockup

Majority Shareholder post merger (Apollo):



2-year lockup

Growth Incentives in place:



Earn-outs with IRR thresholds

(a) Assumes stock price of $10.04 and 38.4 million pro forma fully diluted shares outstanding. Fully-diluted shares assume 19.5 million Polaris warrants with $7.00 strike price converted to common stock using the treasury method.

HUGHES TELEMATICS

Summary of Transaction Terms

Transaction Value

- Implied $386 million Equity Value[a], $287 million Enterprise Value

Consideration

- Hughes Telematics security holders receive approximately 15,000,000 shares (39.1% fully diluted economic interest at closing; 67.2% if all earn-outs achieved and Polaris warrants exercised)
- Polaris founders defer 1,250,000 common shares to earn-out

Earn-out

- Up to approximately 60,250,000 additional shares (includes 1,250,000 for Polaris founders)
- Shares in each of three milestones based on stock price: 23,600,000 at $20.00, 17,700,000 at $24.50, and 17,700,000 at $30.50 for Hughes Telematics security holders
- 1,250,000 shares for Polaris founders in milestone based on $20.00 share price
- Milestone achieved if closing price or weighted average trading price exceeds target price for 20 trading days within a 30-day period during respective measurement periods
- Measurement periods: between 1st and 5th anniversaries of closing for the first tranche, 2nd and 5th anniversaries for the second tranche and between 3rd and 5th anniversaries for the third tranche.

Lock-Up

- 12 months for Polaris founders and 24 months for existing Hughes Telematics shareholders
- Shares underlying each earn-out tranche restricted a minimum of 6 months

Management/Governance

- Hughes Telematics management to maintain day-to-day management control
- Apollo to maintain significant voting control (55.0% if all earn-outs achieved and Polaris warrants exercised)
- At Closing, the Board will be expanded to 9 members and will consist of: Marc Byron, Jeff Leddy, 5 members designated by Apollo and 2 independent members

(a) Assumes stock price of $10.04 and 38.4 million pro forma fully diluted shares outstanding. Fully-diluted shares assume 19.5 million Polaris warrants with $7.00 strike price converted to common stock using the treasury method.

Duff & Phelps Analysis

- Duff & Phelps used the following projections for HUGHES Telematics' revenues and EBITDA for the fiscal years ending December 31, 2008 to 2016 in its discounted cash flow analysis*
- Discount rate of 22.5-27.5%
- Terminal value multiple of 7.5x 2016 EBITDA
- The discounted cash flow analyses indicated a range of equity values for HUGHES Telematics of $723 million to $983 million

($ in Millions)	2008	2009	2010	2011	2012	2013	2014	2015	2016
Revenue	$31	$61	$195	$415	$702	$1,027	$1,377	$1,694	$1,981
EBITDA	$(38)	$(35)	$(18)	$2	$105	$176	$279	$382	$464

*Duff & Phelps used EBITDA because Duff & Phelps believes EBITDA is a measure that is generally accepted by the financial community in the valuation of securities.

HUGHES TELEMATICS

Valuation Benchmarks

Comparable Early Stage Growth Companies ($ in millions)

Company	Ticker	Equity Value	Enterprise Value	2008E Revenue	2010E Revenue	2008E EBITDA	2010E EBITDA	2010E EBITDA Margin	EV/ 2010E Revenue	Revenue Growth	
										2008-09	2009-10
Sirius XM [(a)]	SIRI	$461	$3,475	$2,414	$2,806	($352)	$525	18.7%	1.2x	10.4%	5.3%
Clearwire Corp. [(a) (b)]	CLWRD	3,247	1,215	231	795	(438)	(762)	NM	1.5x	30.9%	162.9%
Enerl, Inc. [(a)]	HEV	790	739	2	145	(30)	(8)	NM	5.1x	NM	262.5%
Hughes Telematics (pro forma)		**386**	**287**	**31**	**196**	**(38)**	**(18)**	**NM**	**1.5x**	**96.8%**	**221.3%**

(a) IBES median Revenue and EBITDA estimates from January 2, 2009.
(b) Pro forma for WiMAX transaction.

HUGHES TELEMATICS

Strong Management Team

Name	Title	Selected Previous Experience
Jeff Leddy	Chief Executive Officer	■ CEO at SkyTerra Communications ■ President for EMS Technologies
Erik Goldman	President	■ VP at SkyTerra Communications ■ VP Technology & Strategic Development at Leo One Worldwide
Craig Kaufmann	Vice President of Finance and Treasurer	■ Controller and Treasurer at SkyTerra Communications
Paul Kirsch	Vice President	■ VP of OEM Business at XM Satellite Radio
Rob Lewis	General Counsel	■ Senior VP, General Counsel at SkyTerra Communications
Charles Link	Vice President and Chief Technology Officer	■ CTO at SecureTnet International ■ Holds 28 patents for various wireless technologies
Kevin Link	Vice President	■ President and CEO at Altius Solutions
Keith Schneider	President, Networkfleet	■ VP Nextel, Indirect Sales & Marketing ■ President – Nextel New England Operations
Dan Speicher	Chief Information Officer	■ CTO/CIO of InfoUSA

HUGHES TELEMATICS

Investment Highlights

Hughes Telematics has pioneered a state-of-the-art, fully integrated telematics solution; projecting $2 billion in revenue by 2016

Long-term, exclusive OEM contracts with Mercedes and Chrysler beginning in 2009	EBITDA positive commercial fleet management platform, Networkfleet, is rapidly penetrating largely untapped market

- ✓ Opportunity to invest at the inflection point of a significant, highly visible, multi-year growth story
- ✓ Subscription-based revenue model with low customer acquisition costs and low capex requirements
- ✓ Pending merger with Polaris Acquisition Corp provides up to $140 million of cash and marketing expertise to optimize the monetization of the customer base
- ✓ Strong management team with successful public company track record

Revenue



Revenue
(000,000)
2,000
2000
1000
0
195
2010
2016

- Additional potential revenue streams in various stages of development:
  - New OEM relationships
  - Third-party usage-based data services
  - Aftermarket opportunities
  - Advertising
  - Virtual accessories (hands-free, Wi-Fi, etc)
  - International expansion

HUGHES TELEMATICS

HUGHES TELEMATICS

Appendix



Industry/ Company History

Pre-1996
Hughes Network Systems Active in Developing OnStar

2002
First Digital Telematics Deployment

January 2007
Announced Chrysler Group as First OEM Partner

Nov 2007
Announced Mercedes-Benz USA as Second OEM Partner

1996 | 1998 | 2000 | 2002 | 2004 | 2006 | 2007 | 2008

Mid-1996
GM Introduces OnStar Service

1998
Mercedes Introduces Tele-Aid Service

August 2006
Networkfleet Acquisition for $24.7MM

June 2007
Successful Product Demonstration

September 2008 System Operational

HUGHES TELEMATICS

HUGHES Telematics Leading Technology

- Contracted with Hughes Communications to provide development services
- Multiple communications channels including cellular, WiFi, Bluetooth
- Integration of satellite broadcast and two-way capabilities
- Web portal self service for many features
- Multiple forms of driver interaction
  - Conversational voice recognition
  - Text via radio head unit & instrument clusters
  - Text to speech via audio system
  - Graphical interface via in-vehicle LCD
- Flexible in-vehicle hardware design that supports service growth
- Vehicle gateway is Internet Protocol-based technology
- Many enhanced telematics services can be activated “over the air”


Satellite
Data Channel
Cellular
3G, 4G
Mobile
Communications
Satellite

HUGHES TELEMATICS

Revenue Comparisons – Safety & Security

SAFETY & SECURITY

- Automatic Crash Notification
- Emergency Calling (SOS)
- Roadside Assistance
- Stolen Vehicle Location Assistance
- Tripped Alarm Notification
- Emergency Messaging
- Emergency Management

- Safety and Security is the cornerstone of Telematics Services with high consumer awareness, interest and willingness to pay.
  - Subscription ARPU
    - GM OnStar, Safe & Sound Plan - $18.95/month, $199/year
    - Mercedes Tele-Aid, Security & Care - $240/year
    - BMW Assist, Safety Plan - $199/year*
    - Skyway (Ford Aftermarket), DriveSafe $1195 install/1 yr service
- Safety and Security also includes Stolen Vehicle and Roadside Assistance.
  - Subscription ARPU
    - LoJack - $695/one time cost
    - AAA Roadside Assistance - $64 Basic
    - Cross County Roadside Assistance - $55 Basic + $50 per event

* BMW Assist Safety Plan is standard or part of a premium package on all new vehicles for the first four years of ownership

Revenue Comparisons – Emissions & Diagnostics



COMPREHENSIVE DIAGNOSTICS

- Remote Health Check
- Monthly health report
- Maintenance reminder
- Recall notification
- Preferred dealer connect
- Remote emissions readout
- Interactive user manual
- Online diagnostic analysis
- “Check engine” e-mail

- Remote Emissions testing required in 33 states
  - Over 95 million vehicles in 32 states plus District of Columbia receive emissions testing annually or biennially
  - Average price for emissions test is $24
    - Most common price is $20
    - Least expensive is $20 in Nashville, TN
    - Most expensive is $47 in Rhode Island
- An average of 28% of the emissions fee is kept by the testing facility
- Consumer diagnostics tools such as code readers and scanners sell for $60 each to over $700 and is an $885 million market
- SAM (Smart Auto Management) – Kiosk based consumer diagnostic testing - $15 per test

HUGHES TELEMATICS

Revenue Comparisons – Convenience



CONVENIENCE

- Remote access to vehicle
- Personalization
- Family Locate™
- Hands-free audible e-mail
- Hands-free calling
- Personal Calling
- Travel Assistant

- Family Locate (teen tracking) services are gaining media and buyer attention
  - Average prices vary by models and services
    - Vehicle Passive Service - $200 (hardware)
    - Vehicle Active Service - $5-100 (service) + $500 (hardware)
    - Mobile Phone Active Service, $10-20 (service) + Price of phone
- Hands Free Telephony (Bluetooth connectivity)
  - Hardware Purchase
    - Chrysler - $260-395
    - Mercedes Benz - $420
    - Ford Sync - $395
    - Toyota - $299
- On-board WI-FI hot spot- $395-595 for hardware + $40/month aftermarket price
- Mobile High Speed Internet access - $49.95+ /month

Revenue Comparisons - Navigation



PREDICTIVE NAVIGATION

- Off-Board Navigation
- On-Board Navigation
- Traffic Embedded Routing
- Send To Car
- Dynamic Maps/POI
- Multiple Destination Entry

- Telematics Service Providers (TSPs) have augmented their offerings with connected navigation solutions
  - GM OnStar - $28.90/month or $299/year[(a)]
  - Mercedes Benz Tele Aid - $450/year[(a)]
  - BMW Assist - $398/year[(b)]
- Navigation has emerged over the past couple of years as a valuable tool for the consumer
- Personal Navigation Device (PND) manufacturers have begun to implement connectivity with their product offerings
  - Garmin - $5 month
  - Dash - $12.99/month or $131.88/year
- Wireless carriers have also begun offering navigation solutions
  - Verizon Wireless - $9.99/month with a wireless plan
  - AT&T Wireless - $9.99/month with a wireless plan

(a) These services include the underlying safety program respective to each brand.
(b) This price is usually $199 for the first four years of ownership due to the almost 100% standardization of the safety program on BMW vehicles.

HUGHES TELEMATICS

Revenue Comparisons - Infotainment



INFOTAINMENT

- News, Weather, Stocks, Sports, etc.
- Local info: gas, movie times
- Media streaming and storage
- Social Networking
- MP3 integration and control
- M-Commerce

- Satellite radio
  - XM Radio - $12.95 Month
  - Sirius Satellite Radio - $12.95 Month
- Consumers have responded very positively to traffic solutions
  - Sirius Satellite Radio - $3.99 additional/month
  - XM Satellite Radio - $3.99 additional/month
- Dynamic content services are quickly becoming popular features
  - MSN Direct - $5.00/month
  - Handmark - $9.99/month or $99/year

HUGHES TELEMATICS

U.S. Telematics Market Size and Average User Spend


10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
1,353
1,949
2,969
4,524
6,917
9,689
2006
2007
2008
2009
2010
2011
Market Size
Average Spend in Billions

Source: Visant Strategies, Inc.

HUGHES TELEMATICS

2007 Global Breakdown of Telematics Market



Asia Pacific
9%
Rest of World
11%
50%
U.S.
Europe
30%
Total Users = 14.9MM

Analysts forecast that the telematics industry will generate annual revenue of $41 billion globally by 2013*

*Source: ABI Research principal analyst Dominique Bonte

HUGHES TELEMATICS

Rapidly-expanding market - U.S. Telematics Users



(MM)
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
CAGR: 42%
5.3
7.6
11.3
16.2
22.9
30.6
2006
2007
2008
2009
2010
2011

U.S. consumer adoption of telematic services is expected to double from 16.2 million in 2009 to 30.6 million in 2011

Source: Visant Strategies, Inc.

HUGHES TELEMATICS

Hughes Telematics Web Portal


DriveConnected
DIAGNOSTICS
SAFETY & SECURITY
WELCOME
Navigation Diagnostics Convenience Safety & Security Infotainment Preferences Home
Welcome Kevin
Explore Drive Connected
Feature and Service Updates
New Services
Diagnostics
Current Mileage 6,700
Next Service 300
Type Service Oil Change
Check Health
My Traffic
Check Traffic
QuickNav
Get Route
Manage
Update My Profile
My Subscription Details
Customize My Page
Contact My Dealer
Activate
Learn about Drive Connected
Activate Services
Ask Questions
Customer Service
Learn
Product & Service Information
Chrysler Information
Drive Connected Information
Feedback

Web Portal Objectives

- Personalize Vehicle
- Establish Preferences
- Online Services:
  - Diagnostic Reports
  - Navigation Downloads
  - Media Transfer
  - Traffic Reports
  - Service Customization
  - Convenience Services such as Door Unlock
- Service Tutorials
- Feature and Service Updates
- News
- OEM and Dealer Links

HUGHES TELEMATICS

Hughes Telematics' Intellectual Property

Category	Value to Hughes Telematics	Market Impact
Diagnostics	■ Broad protection to offer remote vehicle diagnostics data retrieved wirelessly ■ Proven expertise in monitoring and managing vehicles diagnostic data	■ Creates significant competitive barriers to current and future telematic players offering diagnostics ■ Applicable to both consumer and fleet telematics offerings
Emissions	■ Broad protection to offer remote certified vehicle emissions inspection ■ Certified by CARB and operational with existing client base ■ Measurement of carbon dioxide for gasoline and ethanol	■ Creates significant competitive barriers to current and future telematic players ■ Applicable to both consumer and fleet telematics offerings ■ First & only practical greenhouse gas measurement system
Radio Usage	■ Protection to monitor and report radio listener habits of both terrestrial and satellite radio	■ Secures the radio listening habits data business
Traffic	■ Data collection and monitoring of traffic patterns and statistics	■ Provides cost effective solution to define, gather and report traffic conditions dynamically
Communications	■ Cost effective wireless communications without requiring a 10-digit number ■ Extensive expertise in high performance network and telecom system design	■ Redefines the telematic service cost structure ■ Optimizes vehicle and network resources.
Navigation	■ Protects the migration and merging of telematics and navigation platforms	■ Seamless integration of telematics functionality and navigation systems to enhance the driver experience
Driver Behavior	■ Correlates key operational vehicle parameters to a specific driver	■ Usage-based insurance products ■ Commercial fleet driver scoring and ranking
Telematics Device	■ Extensive protection of highly integrated product features	■ Creates barriers to competitors for cost reductions
Mobile Commerce	■ Leverages telematics customer web portal by additionally connecting to banking and credit sources	■ Effective method for in-vehicle impulse purchasing ■ Convenience purchases of fuel and fast-food
Consumer Devices	■ Protects the expansion and extension of telematics capabilities throughout the vehicle	■ Use of existing consumer products such as PDAs and cell phones to control vehicle operation ■ Local in-vehicle telematics display and control

Hughes Telematics has been actively developing and pursuing the right assets to fulfill the Company's vision

HUGHES TELEMATICS

Contacts

Hughes Telematics

- Jeff Leddy, CEO
  - (770) 391-6401
  - jleddy@hughestelematics.com

- Craig Kaufmann, VP Finance
  - (770) 391-6408
  - ckaufmann@hughestelematics.com

Polaris Acquisition Corp.

- Marc Byron, Chairman & CEO
  - (201) 242-3500
  - marc.byron@polarisacq.com

- Lowell Kraff, President
  - (312) 357-8800
  - lowell.kraff@polarisacq.com